                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 16, 2003
                        (Date of earliest event reported)

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                          333-103244                         33-0639768
      (State of Incorporation)             (Commission File No.)                (I.R.S. Employer
                                                                               Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California                                                            92610
(Address of Principal Executive Offices)                                           (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5.  Other Events.


         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the "Commission") on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on May 13, 2003, with respect to the Registrant's Auto Loan Backed Notes, Series 2003-B (the "Offered Notes").

         The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and Credit Suisse First Boston LLC ("CS First Boston" and, together with Merrill, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of May 9, 2003 (the "Underwriting Agreement") between the Registrant and Merrill, as representative of itself and CS First Boston. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.2.

         The Notes were issued pursuant to an Indenture dated as of May 1, 2003 (the "Indenture") among Onyx Acceptance Owner Trust 2003-B (the "Trust") and Citibank, N.A., as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.6.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of May 1, 2003 (the "Trust Agreement") among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and Citibank, N.A., as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.7.

         The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 2003 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit
10.1. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $253,768,953.27 (the "Initial Cut-Off Pool Balance") as of May 1, 2003 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but on or before May 12, 2003 (the "Subsequent Cut-Off Date") with a total principal balance of $32,659,730.02 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Seller deposited

$113,571,316.71 in a segregated trust account (the "Prefunding Account") to be used by the Trust to acquire additional Contracts (the "Prefunding Contracts") during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on August 14, 2003.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance..............................................................             $  253,768,953.27
Number of contracts......................................................................                        16,661
Average principal balance outstanding....................................................                   $ 15,231.32
Average original amount financed.........................................................                   $ 15,368.36
Original amount financed (range).........................................................       $ 1,792.00 - $75,000.86
Weighted average APR.....................................................................                         9.23%
APR (range)..............................................................................               2.90% to 25.00%
Weighted average original term...........................................................                    60.08 mos.
Original term (range)....................................................................                 12 to 72 mos.
Weighted average remaining term..........................................................                    59.53 mos.
Remaining term (range)...................................................................                 10 to 72 mos.

                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                          NUMBER OF INITIAL      % OF INITIAL           PRINCIPAL        % OF INITIAL CUT-OFF
APR RANGE                     CONTRACTS            CONTRACTS             BALANCE             POOL BALANCE
---------                     ---------            ---------             -------             ------------
0.000% to 7.000%                5,910              35.47%           $112,508,033.80             44.33%
7.001% to 8.000%                1,481               8.89%             24,801,317.14              9.77%
8.001% to 9.000%                1,220               7.32%             18,531,466.25              7.30%
9.001% to 10.000%               1,218               7.31%             18,206,053.67              7.17%
10.001% to 11.000%                837               5.02%             11,332,164.74              4.47%
11.001% to 12.000%                764               4.59%              9,972,408.76              3.93%
12.001% to 13.000%                859               5.16%             10,602,743.75              4.18%
13.001% to 14.000%                746               4.48%              9,406,719.52              3.71%
14.001% to 15.000%                744               4.47%              8,399,399.86              3.31%
15.001% to 16.000%                650               3.90%              7,297,637.49              2.88%
16.001% to 17.000%                542               3.25%              5,922,825.80              2.33%
17.001% to 18.000%                503               3.02%              5,462,011.81              2.15%
18.001% to 19.000%                330               1.98%              3,419,077.02              1.35%
19.001% to 20.000%                274               1.64%              2,817,941.63              1.11%
20.001% to 21.000%                276               1.66%              2,625,052.62              1.03%
Over 21.000%                      307               1.84%              2,464,099.41              0.97%
                               ------              ------          ----------------               ------
          Totals               16,661              100.00%*        $ 253,768,953.27               100.00%*
                               ======              =======         ================               =======

------------------
         * Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                               NUMBER                 % OF                                        % OF
                             OF INITIAL              INITIAL             PRINCIPAL           INITIAL CUT-OFF
        STATE                 CONTRACTS             CONTRACTS             BALANCE             POOL BALANCE
        -----                 ---------             ---------             -------             ------------

Alabama                          176                  1.06%          $  2,781,727.73                  1.10%
Arizona                          743                  4.46%            11,797,283.58                  4.65%
California                     3,912                 23.48%            62,755,637.52                 24.73%
Colorado                         184                  1.10%             2,575,263.04                  1.01%
Connecticut                       94                  0.56%             1,339,827.22                  0.53%
Delaware                         181                  1.09%             2,585,401.01                  1.02%
Florida                        1,411                  8.47%            21,053,495.57                  8.30%
Georgia                          797                  4.78%            12,710,672.84                  5.01%
Idaho                            108                  0.65%             1,360,335.03                  0.54%
Illinois                       1,001                  6.01%            14,119,457.37                  5.56%
Indiana                          204                  1.22%             2,783,516.76                  1.10%
Iowa                             126                  0.76%             1,957,848.41                  0.77%
Kansas                           175                  1.05%             2,329,359.62                  0.92%
Kentucky                          98                  0.59%             1,614,731.18                  0.64%
Maryland                         212                  1.27%             3,419,808.93                  1.35%
Massachusetts                    361                  2.17%             5,199,504.17                  2.05%
Michigan                         904                  5.43%            13,034,875.51                  5.14%
Minnesota                        159                  0.95%             2,121,813.31                  0.84%
Missouri                         366                  2.20%             4,934,492.44                  1.94%
Montana                           25                  0.15%               336,519.35                  0.13%
Nebraska                          76                  0.46%             1,087,841.96                  0.43%
Nevada                           421                  2.53%             6,490,730.55                  2.56%
New Hampshire                    133                  0.80%             1,671,902.03                  0.66%
New Jersey                       752                  4.51%            10,955,754.91                  4.32%
North Carolina                   634                  3.81%            10,914,430.56                  4.30%
Ohio                               4                  0.02%                49,583.22                  0.02%
Oklahoma                         201                  1.21%             3,075,826.24                  1.21%
Oregon                           272                  1.63%             4,032,124.11                  1.59%
Pennsylvania                     698                  4.19%             9,672,978.97                  3.81%
South Carolina                   201                  1.21%             3,198,992.32                  1.26%
South Dakota
                                   1                  0.01%                 5,525.00                 0.00%*
Tennessee                        293                  1.76%             4,533,332.32                  1.79%
Texas                            666                  4.00%            11,309,817.12                  4.46%
Utah                             143                  0.86%             1,984,172.95                  0.78%
Virginia                         670                  4.02%            10,334,005.43                  4.07%
Washington                       249                  1.49%             3,544,020.18                  1.40%
West Virginia                     10                  0.06%                96,344.81                  0.04%
                              ------       ---------------           ---------------       ---------------
Totals                        16,661                100.00%**        $253,768,953.27                100.00%**
                              ======       ===============           ===============       ===============

----------------

* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

Aggregate principal balance .........               $32,659,730.02
Number of Contracts .................                        2,072
Average principal balance outstanding                   $15,762.42
Average original amount financed ....                   $15,762.42
Original amount financed (range) ....      $2,500.00 to $55,708.09
Weighted average APR ................                         8.44%
APR (range) .........................              3.99% to 25.00%
Weighted average original term ......                   60.32 mos.
Original term (range) ...............                18 to 72 mos.
Weighted average remaining term .....                   60.30 mos.
Remaining term (range) ..............                18 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS



                                 NUMBER OF
                                SUBSEQUENT        % OF SUBSEQUENT            PRINCIPAL         % OF FINAL CUT-OFF
APR RANGE                        CONTRACTS           CONTRACTS               BALANCE              POOL BALANCE
---------                       -----------          ---------               -------              ------------
0.000% to 7.000%                    898               43.34%                $17,371,848.45          53.19%
 7.001% to 8.000%                   204                9.85%                  3,294,327.53          10.09%
 8.001% to 9.000%                   140                6.76%                  2,094,748.66           6.41%
 9.001% to 10.000%                  150                7.24%                  2,005,988.20           6.14%
10.001% to 11.000%                   92                4.44%                  1,228,473.26           3.76%
11.001% to 12.000%                   82                3.96%                  1,082,212.05           3.31%
12.001% to 13.000%                   71                3.43%                    882,616.68           2.70%
13.001% to 14.000%                   83                4.01%                    960,315.58           2.94%
14.001% to 15.000%                   77                3.72%                    853,629.01           2.61%
15.001% to 16.000%                   63                3.04%                    699,824.10           2.14%
16.001% to 17.000%                   51                2.46%                    603,568.51           1.85%
17.001% to 18.000%                   44                2.12%                    432,216.88           1.32%
18.001% to 19.000%                   46                2.22%                    507,768.01           1.55%
19.001% to 20.000%                   21                1.01%                    208,531.31           0.64%
20.001% to 21.000%                   25                1.21%                    227,274.59           0.70%
Over 21.000%                         25                1.21%                    206,387.20           0.63%
                                  -----              ------                 --------------         ------
          Totals                  2,072              100.00%*               $32,659,730.02         100.00%*
                                  =====              ========               ==============         ========

------------------
         * Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS



                                   NUMBER OF
                                  SUBSEQUENT      % OF SUBSEQUENT               PRINCIPAL      % OF FINAL CUT-OFF
STATE                              CONTRACTS         CONTRACTS                   BALANCE         POOL BALANCE
-----                             -----------        ---------                   -------         ------------
Alabama                               31               1.50%                    $378,004.33          1.16%
Arizona                               80               3.86%                   1,315,544.91          4.03%
California                           411               19.84%                  6,835,897.30          20.93%
Colorado                              24               1.16%                     382,704.75          1.17%
Connecticut                            9               0.43%                     131,042.53          0.40%
Delaware                              21               1.01%                     344,168.86          1.05%
Florida                              150               7.24%                   2,227,003.38          6.82%
Georgia                              106               5.12%                   1,662,681.67          5.09%
Idaho                                  8               0.39%                      99,670.98          0.31%
Illinois                             143               6.90%                   2,298,449.27          7.04%
Indiana                               28               1.35%                     384,809.62          1.18%
Iowa                                  18               0.87%                     251,035.26          0.77%
Kansas                                24               1.16%                     357,305.34          1.09%
Kentucky                              15               0.72%                     243,848.92          0.75%
Maryland                              42               2.03%                     690,343.50          2.11%
Massachusetts                         48               2.32%                     692,206.91          2.12%
Michigan                             160               7.72%                   2,449,473.92           7.5%
Minnesota                             27               1.30%                     371,139.32          1.14%
Missouri                              48               2.32%                     728,023.48          2.23%
Montana                                6               0.29%                     113,864.31          0.35%
Nebraska                              13               0.63%                     222,108.30          0.68%
Nevada                                63               3.04%                   1,031,756.72          3.16%
New Hampshire                         17               0.82%                     233,992.60          0.72%
New Jersey                            60               2.90%                     850,796.59          2.61%
North Carolina                        96               4.63%                   1,503,436.17          4.60%
Ohio                                   7               0.34%                     103.017.06          0.32%
Oklahoma                              17               0.82%                     279,142.91          0.85%
Oregon                                40               1.93%                     697,766.24          2.14%
Pennsylvania                          63               3.04%                     929,235.82          2.85%
South Carolina                        33               1.59%                     516,281.10          1.58%
Tennessee                             56               2.70%                     915,020.08          2.80%
Texas                                 92               4.44%                   1,671,068.55          5.12%
Utah                                  16               0.77%                     195,410.45          0.60%
Virginia                              84               4.05%                   1,306,304.58          4.00%
Washington                             16              0.77%                     247,174.29          0.76%
                                   -----              ------                  -------------         ------
         Totals                    2,072              100.00%*                32,659,730.02         100.00%*
                                   =====              ======                  =============         ======


----------------
         * Percentages may not add to 100% because of rounding.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                    1.2      Underwriting Agreement dated as of May 9, 2003 by and among the Registrant and
                             Merrill, as representative of the Underwriters

                    4.6      Indenture dated as of May 1, 2003 between Onyx Acceptance Owner Trust 2003-B and Citibank, N.A., as Indenture Trustee

                    4.7      Trust Agreement dated as of May 1, 2003 among the Registrant, as Depositor,
                             The Bank of New York (Delaware), as Owner Trustee, and Citibank, N.A., as
                             Trust Agent

                    10.1     Sale and Servicing Agreement dated as of May 1, 2003 among the Registrant, as
                             Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank,
                             N.A., as Indenture Trustee and Trust Agent

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ONYX ACCEPTANCE FINANCIAL CORPORATION



May 30, 2003                              By:      /s/ Michael A. Krahelski
                                             -----------------------------------
                                                   Michael A. Krahelski,
                                                   Senior Vice President

                                 EXHIBIT INDEX


                  Exhibit No.       Description
                  -----------       -----------

                    1.2      Underwriting Agreement dated as of May 9, 2003 by and among the Registrant and
                             Merrill, as representative of the Underwriters

                    4.6      Indenture dated as of May 1, 2003 between Onyx Acceptance Owner Trust 2003-B and Citibank, N.A., as Indenture Trustee

                    4.7      Trust Agreement dated as of May 1, 2003 among the Registrant, as Depositor,
                             The Bank of New York (Delaware), as Owner Trustee, and Citibank, N.A., as
                             Trust Agent

                    10.1     Sale and Servicing Agreement dated as of May 1, 2003 among the Registrant, as
                             Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank,
                             N.A., as Indenture Trustee and Trust Agent